SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2005
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2101 Sixth Avenue North
Suite 750
Birmingham, Alabama		35202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(205) 250-8700
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On September 15, 2005, Colonial Realty Limited Partnership (“CRLP”) and Colonial Properties Trust, the general partner of CRLP (the “Trust”; and, together with CRLP, the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) and Terms Agreement (the “Terms Agreement”) each with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in the Terms Agreement (collectively, the “Underwriters”), in connection with the issuance and sale of 4,500,000 common shares of beneficial interest, par value $.01 per share, of the Trust, at a price of $43.75 per share. The closing of this offering is expected to occur on or about September 21, 2005. Pursuant to the terms of the Underwriting Agreement, the Trust granted the Underwriters a 30-day option to purchase up to an additional 675,000 common shares of the Trust to cover over-allotments, if any. Such option has not yet been exercised. CRLP made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement. CRLP also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. Copies of the Underwriting Agreement and Terms Agreement are filed as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.
     Some of the Underwriters and their affiliates have engaged in investment banking and other commercial dealings in the ordinary course of business with the Trust. Wachovia Capital Markets, LLC and Banc of America Securities LLC, two of the Underwriters, and/or their affiliates are lenders under the bridge loans that the Company expects to repay using the proceeds of this offering and will therefore receive a portion of the net proceeds from this offering through the repayment of indebtedness under the bridge loans. In addition, Wachovia Capital Markets, LLC and Banc of America Securities LLC are lenders under the Company’s $500.0 million revolving unsecured credit facility and will therefore receive a portion of the net proceeds from this offering through the anticipated partial repayment of indebtedness under the Company’s revolving credit facility.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired
          Not applicable
     (b) Pro Forma Financial Information
          Not applicable
     (c) Exhibits
          Attached as exhibits to this form are the documents listed below:

Exhibit	Document
1.1	Underwriting Agreement, dated September 15, 2005, by and among the Trust, CRLP, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in the related Terms Agreement (filed as Exhibit 1.1 to the Trust’s Current Report on Form 8-K filed on September 21, 2005, and incorporated herein by reference).

1.2	Terms Agreement, dated September 15, 2005, by and among the Trust, CRLP, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein (filed as Exhibit 1.2 to the Trust’s Current Report on Form 8-K filed on September 21, 2005, and incorporated herein by reference).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL REALTY LIMITED PARTNERSHIP

	By:	Colonial Properties Trust, its general partner

Date: September 21, 2005	By:	/s/ John E. Tomlinson

John E. Tomlinson
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Document
1.1	Underwriting Agreement, dated September 15, 2005, by and among the Trust, CRLP, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wachovia Capital Markets, LLC, as representatives of the several underwriters named in the related Terms Agreement (filed as Exhibit 1.1 to the Trust’s Current Report on Form 8-K filed on September 21, 2005, and incorporated herein by reference).
1.2	Terms Agreement, dated September 15, 2005, by and among the Trust, CRLP, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein (filed as Exhibit 1.2 to the Trust’s Current Report on Form 8-K filed on September 21, 2005, and incorporated herein by reference).